United States
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

          PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES ACT OF 1934

       Date of Report (Date of earliest event reported) : August 22, 2003




                                   WICKES INC.
                                   -----------
             (Exact name of registrant as specified in its charter)

        Delaware                    1-14967                   36-3554758
        --------                   ----------                 ----------
 (State of Incorporation)     (Commission File No.)         (IRS Employer
                                                          Identification No.)

             706 North Deerpath Drive, Vernon Hills, Illinois 60061
             ------------------------------------------------------
                    (Address of principal executive offices)
                                 (847) 367-3400
                                 --------------
              (Registrant's telephone number, including area code)




Item 5.  Other Events and Required FD Disclosure.
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     On August 21, 2003, the Company received a letter from NASDAQ stating that, based on the Company's Quarterly Report on Form 10-Q for the quarter ended June 28, 2003, the Company does not comply with Marketplace Rule 4310(c)(2)(B). Therefore the Staff of the NASDAQ is reviewing the Company's eligibility for continued listing on The NASDAQ SmallCap Market. A copy of NASDAQ's letter is attached as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference.


Item 7.Financial Statement, Pro Forma Financial Information and Exhibits.
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(c) Exhibits
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Exhibit Number               Description of Exhibits 99

Letter, dated August 20, 2003, from NASDAQ

NASDAQ
Douglas D. McKenney, CFA               -
Director
Listing Qualifications
The Nasdaq Stock Market, Inc.
301-978-5011

August 20, 2003
                        By Facsimile and First Class Mail
Mr. James A. Hopwood
Senior Vice President and Chief Financial Officer
Wickes, Inc.
706 North Deerpath Drive
Vernon Hills, IL 6006!

Re:  Wickes, Inc. (the "Company')

Dear Mr. Hopwood:

Based on the Form l0-Q for the period ended June 28, 2003, Staff determined that the Company's stockholders' equity was $(9,427,000). In addition, as of August 19, 2003, Staff determined that the market value of listed securities was 7,394,106.1 Finally, the Company reported net (losses from continuing operations of $(20,486,000), $(15,590,000), and $(8,481,000), in its annual filings for the fiscal years ended 2002, 2001, 2000, respectively.2 Accordingly, the Company does not comply with Marketplace Rule 4310(c)(2)(B), which requires the Company to have a minimum of $2,500,000 in stockholders' equity or $35,000,000 market value of listed securities or $500,000 of net income from continuing operations for the most recently completed fiscal year or two of the three most recently completed fiscal years.

Under these circumstances, Staff is reviewing the Company's eligibility for continued listing on The Nasdaq SmallCap Market. To facilitate this review, please provide on or before September 4, 2003, the Company's specific plan to achieve and sustain compliance with all The Nasdaq SmallCap Market listing requirements, including the time frame for completion of the plan. The Company is encouraged to provide any relevant documentation, including but not limited to financial projections, agreements, offering circulars, letters of intent and contracts. Staff will contact the Company after reviewing the plan and notify you if we have any questions or concerns regarding the plan. If, after the conclusion of our review process, Staff determines that the Company's plan does not adequately address the issues noted, we will provide written notification that its securities will be delisted. At that time, the Company may appeal Staffs decision to a Nasdaq Listing Qualifications Panel.

If you have any questions, please contact me at 301-978-8011.

Sincerely,

Douglas McKenney

1 Listed securities means securities quoted on Nasdaq or listed on a national securities exchange. The calculation is based on 8,307,984 shares outstanding as of July 31, 2003 multiplied by the closing inside bid price of $0.89.

2 Fiscal years  ending  December 2& 2002;  December  29, 2001;  and December 30,
2000.